UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 8, 2025

EDWARDS LIFESCIENCES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-15525	36-4316614
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

One Edwards Way
Irvine, California 92614
(Address of principal executive offices and zip code)

(949) 250-2500
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	EW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Approval of the Amendment and Restatement of the U.S. ESPP and the International ESPP

At the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Edwards Lifesciences Corporation, a Delaware Corporation (the “Company”), the Company’s stockholders approved (i) the amendment and restatement of the Company’s 2001 Employee Stock Purchase Plan for United States Employees (the “U.S. ESPP”) to increase the total number of shares of common stock available for issuance under the U.S. ESPP by 4,200,000 shares, and (ii) the amendment and restatement of the Company’s 2001 Employee Stock Purchase Plan for International Employees (the “International ESPP”) to increase the total number of shares of common stock available for issuance under the International ESPP by 1,460,000 shares.

The complete terms of the U.S. ESPP and the International ESPP are qualified in their entirety by reference to the full text of the U.S. ESPP and the International ESPP, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders

The final results of voting for each matter submitted to a vote of stockholders at the Annual Meeting, which was held on May 8, 2025, are as follows:

Proposal 1: All the nominees for director listed in Proposal 1 were elected to serve until the Company’s next annual meeting of stockholders and until their respective successors are duly elected and qualified as set forth below:

Nominee	For	Against	Abstain	Broker Non-Votes
Leslie C. Davis	459,715,192.49	7,221,251.60	2,222,260.44	28,460,642.92
David T. Feinberg, MD	463,650,173.49	3,252,987.60	2,255,543.44	28,460,642.92
Kieran T. Gallahue	460,549,643.49	6,380,185.60	2,228,875.44	28,460,642.92
Leslie S. Heisz	460,717,084.49	6,230,290.60	2,211,329.44	28,460,642.92
Paul A. LaViolette	433,618,800.49	32,092,767.60	3,447,136.44	28,460,642.92
Steven R. Loranger	456,758,973.49	10,172,562.60	2,227,168.44	28,460,642.92
Ramona Sequeira	463,609,667.49	3,543,204.60	2,005,832.44	28,460,642.92
Nicholas J. Valeriani	451,626,263.49	15,542,600.60	1,989,840.44	28,460,642.92
Bernard J. Zovighian	462,058,007.49	5,115,684.60	1,985,012.44	28,460,642.92

Proposal 2: The advisory proposal regarding the Company’s named executive officer compensation was approved as set forth below:

For	Against	Abstain	Broker Non-Votes
412,893,480.47	56,265,224.07	0	28,460,642.92

Proposal 3: Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was approved as set forth below:

For	Against	Abstain	Broker Non-Votes
447,661,338.99	49,958,008.47	0	0

Proposal 4: The Amendment and Restatement of the Company’s 2001 Employee Stock Purchase Plan for United States Employees was approved as set forth below:

For	Against	Abstain	Broker Non-Votes
465,164,269.59	3,994,434.95	0	28,460,642.92

Proposal 5: The Amendment and Restatement of the Company’s 2001 Employee Stock Purchase Plan for International Employees was approved as set forth below:

For	Against	Abstain	Broker Non-Votes
465,171,061.59	3,987,642.95	0	28,460,642.92

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description

10.1
Edwards Lifesciences Corporation 2001 Employee Stock Purchase Plan for United States Employees, as amended and restated February 13, 2025 (incorporated by reference to Appendix B in Edwards Lifesciences’ Definitive Proxy Statement filed on March 26, 2025)

10.2
Edwards Lifesciences Corporation 2001 Employee Stock Purchase Plan for International Employees, as amended and restated February 13, 2025 (incorporated by reference to Appendix C in Edwards Lifesciences’ Definitive Proxy Statement filed on March 26, 2025)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDWARDS LIFESCIENCES CORPORATION

	By:	/s/ Linda J. Park
Linda J. Park
Date: May 8, 2025		Senior Vice President, Associate General Counsel, and Corporate Secretary

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